EXHIBIT 10.143

              AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT

      This Amendment Number Four to Loan and Security Agreement ("Amendment") is entered into as of March 26, 2003, by and between BLUEGREEN CORPORATION, f/k/a Patten Corporation, a Massachusetts corporation ("Borrower"), and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), in light of the following:

      FACT ONE: Borrower and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 23, 1997, as Amended by that certain Amendment Number One to Loan and Security Agreement dated as of December 1, 2000, as further amended by that certain Amendment Number Two to Loan and Security Agreement dated as of November 9, 2001 and that certain Amendment Number Three to Loan and Security Agreement dated as of August 28, 2002 (as amended, the" Agreement").

      FACT TWO: Borrower and Foothill desire to amend the Agreement as provided for and on the conditions herein.

      NOW, THEREFORE, Borrower and Foothill hereby amend and supplement the Agreement as follows:

      1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

      2. AMENDMENTS.

            (a) The following new definitions are added to Section 1.1 of the
      Agreement:

                  ""Bluegreen Communities" means BLUEGREEN COMMUNITIES OF GEORGIA, LLC, a Georgia limited liability company."

                  ""Fourth Amendment" means that certain Amendment Number Four to Loan and Security Agreement dated as of March 26, 2003, executed by Borrower and Foothill."

                  ""Land Inventory Borrowing Base" means an amount equal to the lesser of (a) Eight Million Five Hundred Thousand Dollars ($8,500,000.00), (b) seventy-five percent (75%) of the sum of acquisition costs of real property plus sixty-five percent (65%) of Borrower's actual costs of improvements to be erected thereon, or (c) Foothill's in-house appraisal of the Real Property. The foregoing provision of (b) notwithstanding, the computation of the Land Inventory Borrowing Base shall be further limited for each


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                  such subsection by a project to project limitation of seventy percent (70%) of the Orderly Liquidation Value of each project.."


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                  ""Mulberry Deed to Secure Debt" means that certain Deed to
                  Secure Debt, Assignment of Rents, Security Agreement and Fixture Filing executed by Bluegreen Communities dated contemporaneously to the date of the Fourth Amendment, which secures the Obligations of the Mulberry Note and the Agreement (excluding Advances made pursuant to sections 2.1, 2.3, 2.8, and 2.9 of the Loan Agreement), and which encumbers the Mulberry Property."

                  ""Mulberry Note" means that certain "Land Inventory Advance Note (Secured) ($8,500,000.00) executed by Borrower and Bluegreen Communities dated contemporaneously to the date of the Fourth Amendment and Secured by the Mulberry Deed to Secure Debt."

                  ""Mulberry Property" means the property commonly known as Meadows in Braselton, f/k/a Mulberry Plantation, situate in Jackson County, Georgia, as more particularly described in the Mulberry Deed to Secure Debt."

            (b) The definition of "Loan Documents" in Section 1.1 of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  ""Loan Documents" means this Agreement, the Pledge Agreement, the Lock Box Agreements, the Mortgages, the Term Note, the C-Term Note, the Mulberry Note, the Mulberry Deed to Secure Debt, any other note or notes executed by Borrower and payable to Foothill, and any other agreement entered into in connection with this Agreement."

            (c) The definition of "Mortgages" in Section 1.1 of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  ""Mortgages" means one (1) or more deeds of trust, mortgages or deeds to secure debt, executed by Borrower or any Affiliate of Borrower in favor of Foothill, the form and substance of which shall be satisfactory to Foothill, that encumber the Real Property and the related improvements thereto. The term "Mortgages" includes the Mulberry Deed to Secure Debt."

            (d) Section 2.1(a) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "(a) In addition to the Land Inventory Advances set forth in
                  Section 2.2 hereof, the Term Loan and B Line Advances set forth in Section 2.3 hereof, the Pledged T Note Advances set forth in Section 2.8 hereof, and the C Line Advances set forth in Section 2.9, hereof, subject to the terms and conditions of this Agreement, and further for a period through and including December 31, 2005 only, and further provided Borrower is not in default hereunder (subject to grace periods, if any), including,


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                  specifically, Section 6.13 hereof, Foothill agrees to make advances to Borrower upon the pledge to Foothill of the Pledged A Notes ("A Line Advances") in an amount not to exceed the A Line Borrowing Base."

            (e) Section 2.2(a) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "(a) In addition to the A Line Advances set forth in Section
                  2.1 hereof, the Term Loan and B Line Advances set forth in
                  Section 2.3 hereof, the Pledged T Note Advances set forth in
                  Section 2.8 hereof, and the C Line Advances set forth in
                  Section 2.9 hereof, subject to the terms and conditions of this Agreement, , and further for a period through and including December 31, 2005 only, and provided Borrower is not in default hereunder (subject to grace periods, if any), including, specifically, Section 6.13 hereof, Foothill agrees to make non-revolving advances to Borrower in an amount not to exceed the Land Inventory Borrowing Base ("Land Inventory Advances") to enable it to buy and develop Approved Land Projects for subsequent resale to the public. Land Inventory Advances shall be used for this and for no other purpose. All such acquired assets shall become Collateral. At Foothill's request, Borrower shall execute a Secured Promissory Note to evidence the borrowings under this Section 2.2. "

            (f) Section 2.3(a) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "(a) In addition to the A Line Advances set forth in Section
                  2.1 hereof, the Land Inventory Advances set forth in Section
                  2.2 hereof, the Pledged T Note Advances set forth in Section
                  2.8 hereof, and the C Line Advances set forth in Section 2.9 hereof, subject to the terms and conditions of this Agreement, and for a period through and including December 31, 2005 only, and further provided Borrower is not in default hereunder (subject to grace periods, if any), including, specifically,
                  Section 6.13 hereof, Foothill agrees to make advances to Borrower upon the pledge to Foothill of the Pledged B Notes ("B Line Advances") in an amount not to exceed the lesser of
                  (i) Five Million Dollars ($5,000,000); or (ii) the B Line Borrowing Base."

            (g) Section 2.4(a) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "(a) Interest Rate. All Obligations (other than Obligations incurred pursuant to Section 2.2 above) shall bear interest, on the actual Daily Balance, computed as follows: (i) should the average monthly outstanding loan balance on advances made pursuant to Sections 2.1 2.8, and 2.9 above equal or exceed $10,000,000 for any month, then the interest rate


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                  charged on all Obligations (other than Obligations incurred pursuant to Section 2.2 above) for such month shall be computed at a rate equal to three-quarters (3/4) percentage point above the Reference Rate; (ii) should the average monthly outstanding loan balance on advances made pursuant to Sections 2.1, 2.8 and 2.9 be less than $10,000,000 for any consecutive ten day period, then the interest rate charged on all Obligations (other than Obligations incurred pursuant to Section 2.2 above) for the period of time commencing with the first day of the calendar month preceding the date on which the Obligations dropped below $10,000,000 until the first day of the subsequent month when the Obligations have once again equaled or exceeded $10,000,000 shall be computed at a rate equal to the greater of: (i) seven percent (7%) per annum; or
                  (ii) one (1) percentage point above the Reference Rate. The Obligations arising out of Land Inventory Advances set forth in Section 2.2 shall bear interest on the average Daily Balance, at a rate of one and one-quarter (1.25) percentage points above the Reference Rate."

            (h) Section 2.4(c) of the Loan Agreement is amended by deleting the first sentence therein in its entirety.

            (i) Section 2. 7(b) of the Loan Agreement is amended by adding the following sentence at the conclusion thereof:

                  "Accordingly, with the funding of the Land Inventory Advance evidenced by the Mulberry Note, a one time funding fee of Eighty Five Thousand Dollars ($85,000.00) shall be owing, which such fee is fully earned and payable and which shall be added to the Obligations."

            (j) Section 2.7 of the Loan Agreement is amended by deleting subsection (c) and (d) in their entirety and the following substituted in their place and stead:

                  "(c) Financial Examination, Documentation, and Appraisal Fees. Foothill's customary fee of Seven Hundred Fifty Dollars ($750) per day per examiner, plus out-of-pocket expenses for each financial analysis and examination of Borrower performed by Foothill or its agents; Foothill's customary appraisal fee of Seven Hundred Fifty Dollars ($750) per day per appraiser, plus out-of-pocket expenses for each appraisal of the Collateral performed by Foothill or its agents.

                  "(d) Servicing Fee. On the first day of each month following the Effective Date during the term of this Agreement, and thereafter so long as any Obligations are outstanding, a servicing fee in an amount equal to Five Thousand Dollars ($5,000) per month.

            (k) Section 2.8(a) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:


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                  "(a) In addition to the Pledged A Note Advances set forth in
                  Section 2.1 hereof, the Land Inventory Advances set forth in
                  Section 2.2 hereof, the Term Loan and B Line Advances set forth in Section 2.3 hereof, and the C Line Advances set forth in Section 2.9, subject to the terms and conditions of this Agreement, and further for a period through and including December 31, 2005 only, and further provided Borrower is not in default hereunder (subject to grace periods, if any), including, specifically, Section 6.13 hereof, Foothill agrees to make advances to Borrower upon the pledge to Foothill of the Pledged T Notes ("T Line Advances") in an amount not to exceed the T Line Borrowing Base."

            (1) Section 2.9(a) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "(a) In addition to the Pledged A Note Advances set forth in
                  Section 2.1 hereof, the Land Inventory Advances set forth in
                  Section 2.2 hereof, the Term Loan and B Line Advances set forth in Section 2.3 hereof, and the Pledged T Note Advances set forth in Section 2.8 hereof, subject to the terms and conditions of this Agreement, and further for a period through and including December 31, 2005 only, and further provided Borrower is not in default hereunder (subject to grace periods, if any), including, specifically, Section 6.13 hereof, Foothill agrees to make advances to Borrower upon the pledge to Foothill of the Pledged C Notes ("C Line Advances") in an amount not to exceed the C Line Borrowing Base. "

            (m) Section 3.5 of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "3.5 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on December 31, 2007. The foregoing notwithstanding: (i) that portion of the Obligations evidencing Land Inventory Advances borrowed pursuant to Section 2.2 hereof shall be all due and payable on or before March 10, 2006; and (ii) Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default."

            (n) Section 3.7 of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "3.7 Early Termination by Borrower. Borrower has the option, at any time upon ninety (90) days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations together with a premium ("Early Termination Fee") equal to the applicable percentage of


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                  the Maximum Amount as follows:

                        if the facility is so terminated on or before December 31, 2003: 3%

                        if the facility is so terminated during calendar year 2004: 2%

                        if the facility is so terminated during calendar year 2005: 1%

                        if the facility is so terminated after December 31, 2005: .5%.

                  The foregoing notwithstanding, Borrower shall have the right upon thirty (30) days prior written notice to Foothill, to pay-off in full the Land Inventory Advances without the payment of an Early Termination Fee, unless all the Obligations are paid off contemporaneously therewith."

            (o) Section 4.8 of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "4.8 Release of Security Interests in the Pledged Notes:
                  Release of Security when Advances are Equal to Zero.

                        "(a) Provided there shall not have occurred an Event of Default, and provided further that Borrower shall pay in full all interest and principal owing on the A Line Advances at the time of release, Borrower shall have the right to cause to be released from Foothill's lien all (but not part of) the Pledged A Notes provided such release is to enable Borrower to securitize the Pledged A Notes by the issuance of note backed securities or commercial paper. The Early Termination Fee provided for in Section 3.7 hereof, shall not be payable, however the minimum interest payment shall still be payable in accordance with the provisions contained herein.

                        "(b) Provided there shall not have occurred an Event of Default, and provided further that Borrower shall pay in full all interest and principal owing on the B Line Advances at the time of release, Borrower shall have the right to cause to be released from Foothill's lien all (but not part of) the Pledged B Notes provided such release is to enable Borrower to securitize the Pledged B Notes by the issuance of note backed securities or commercial paper. The Early Termination Fee provided for in Section 3.7 hereof, shall not be payable, however the minimum interest


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                        payment shall still be payable in accordance with the
                        provisions contained herein.

                        "(c) Provided there shall not have occurred an Event of Default, and provided further that Borrower shall pay in full all interest and principal owing on the C Line Advances at the time of release, Borrower shall have the right to cause to be released from Foothill's lien all (but not part of) the Pledged C Notes provided such release is to enable Borrower to securitize the Pledged C Notes by the issuance of note backed securities or commercial paper. The Early Termination Fee provided for in Section 3.7 hereof, shall not be payable, however the minimum interest payment shall still be payable in accordance with the provisions contained herein.

                        "(d) Provided there shall not have occurred an Event of Default, and provided further that Borrower shall pay in full all interest and principal owing on the T Line Advances at the time of release, Borrower shall have the right to cause to be released from Foothill's lien all (but not part of) the Pledged T Notes provided such release is to enable Borrower to securitize the Pledged T Notes by the issuance of note backed securities or commercial paper. The Early Termination Fee provided for in Section 3.7 hereof, shall not be payable, however the minimum interest payment shall still be payable in accordance with the provisions contained herein."

            (p) There is added a new Section 5.20 to the Loan Agreement as follows:

                  "5.20 Bluegreen Communities. Borrower is the sole owner of the equity interests in Bluegreen Communities."

            (q) There is added a new Section 7.19 to the Loan Agreement as follows:

                  "7.19 Execution of Mulberry Loan Documents. Execute a form of the Mulberry Note or Mulberry Deed to Secure Debt other than the final form provided to Borrower or its counsel, or fail to obtain a policy of title insurance insuring the lien of the same in accordance with the instructions of Foothill's counsel."

      3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

      4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.


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      5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Amendment.

      6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, title fees, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees, and the reasonable fees and expenses of its counsel) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

      7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

      8. COUNTERPARTS: EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto. This Agreement may be executed and the signature pages telecopied between the parties. A telefacsimile signature is deemed an original for all purposes.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                           FOOTHILL CAPITAL CORPORATION,
                                           a California corporation

                                           By /S/ KEVIN BELANGER
                                              -------------------------
                                           Print Name: Kevin Belanger
                                           Print Title: Vice President


                                           BLUE GREEN CORPORATION,
                                           a Massachusetts corporation

                                           By /S/ DANIEL C. KOSCHER
                                              -------------------------
                                           Print Name: Daniel C. Koscher
                                           Print Title: Senior Vice President


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